UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 10, 2003

COMMISSION FILE NUMBER:  000-26109

RAE Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	77-0588488
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

1339 Moffett Park Drive
Sunnyvale, California 94089
408-752-0723
(Address and telephone number of registrant’s principal executive offices)

TABLE OF CONTENTS

Item 9.  REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 9.  REGULATION FD DISCLOSURE

               RAE Systems Inc. (the “Company”) has prepared a presentation that will be made to investors at a series of meetings during June, 2003 and from time to time thereafter. A copy of the presentation is attached to this report as Exhibit 99.1 and is incorporated by reference herein. Pursuant to the rules of the Securities and Exchange Commission, the information contained in this report (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing by the Company under such Act or the Securities Act of 1933, as amended.

            Statements in this document (including the exhibit), other than statements of historical information, are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, as well as other oral and written forward-looking statements made by or on behalf of the Company from time to time, including statements contained in the Company’s filings with the Securities and Exchange Commission and its reports to stockholders, involve known and unknown risks and other factors which may cause the Company’s actual results in future periods to differ materially from those expressed in any forward-looking statements. The Company’s filings are available from the Securities and Exchange Commission or may be obtained upon request from the Company. Any such forward-looking statement is qualified by reference to these risks and factors. The Company cautions that these risks and factors are not exclusive. The Company does not undertake to update any forward-looking statement that may be made from time to time by or on behalf of the Company except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2003	RAE Systems Inc.
By: /s/ Joseph Ng
Joseph Ng Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation for investor meetings during June, 2003 and from time to time thereafter